Exhibit 10.7

Xinyu Hi-tech Investment Co., Ltd

about

Aster Group International Limited

of

Investment Agreement

September, 2019

Investment agreement

This Agreement is signed by the following parties in Xinyu City, Jiangxi Province on September 10, 2019:

Party A: Xinyu Hi-tech Investment Co., Ltd. (hereinafter referred to as “Xinyu Hi-tech Investment”)

Legal representative	:	[Daosheng Wang]

Party B: Aster Group International Limited (hereinafter referred to as “Aster Group”)
Executive director	:	[Weidong Gu]

Whereas:

1.	Party A is a limited liability company established and validly existing in accordance with the laws of China.

2.	Party B is a group company that owns Jiangxi Yibo Electronic Technology Co., Ltd., Aster Group International Limited and other business entities, and is a proposed listing entity established in the British Cayman Islands for the purpose of listing in Hong Kong.

3.	Party B intends to introduce an external investor, Party A (hereinafter referred to as “this investment”), through capital increase and share expansion. Party A, as an investor, plans to increase the capital of Party B in currency according to the terms and conditions agreed in this Agreement (hereinafter referred to as “this capital increase”).

Therefore, in order to clarify the rights and obligations of all parties in the process of this capital increase, in accordance with the Contract Law of the People’s Republic of China, the Company Law of the People’s Republic of China and other relevant laws and regulations, the parties have reached an agreement on this capital increase based on the principles of equality, mutual benefit, good faith and full consultation as follows:

Article 1 This capital increase

1.1	All parties agree that pre-investment valuation of Party B’s company is RMB 500 million, and the investment amount of this investment is RMB 100 million (hereinafter referred to as “investment fund”). After the completion of this investment, Party A holds 20% equity of Party B.

1.2	The parties agree that the purpose of the investment fund referred to in Article 1.1 is: Party B’s capital needs in the process of restructuring, including the transfer consideration for the proposed listed company’s acquisition of Jiangxi Yibo Electronic Technology Co., Ltd.. Party B agrees that Party B shall not use the investment funds for external guarantee and debt repayment before this listing.

Article 2 Investment payment and settlement arrangements

2.1	All parties agree that the payment of capital increase by Party A to Party B shall be subject to the satisfaction or achievement of all the following prerequisites (unless one or more of them are waived by Party A in writing):

2.1.1	Party A completes relevant legal due diligence, financial due diligence (including but not limited to the audit report issued by PWC) and business due diligence;

2.1.2	The statements and guarantees made by Party B are true, accurate and complete;

2.1.3	Party B confirms and completes all government and administrative records required for this transaction, and has received all the consents, approvals or exemption letters issued by the governments or third parties;

2.1.4	Approved by the investment decision-making body of Party A and Party B;

2.1.5	Party A shall complete the filing procedures necessary for overseas investment required by the government;

2.1.6	All parties have signed formal transaction documents, including but not limited to this Agreement;

2.1.7	Party B’s shareholders, managers and core personnel who hold positions in Party B have signed labor contracts, confidentiality and non-compete agreements with Party B that comply with legal provisions and satisfy Party A;

2.1.8	There is no lawsuit, arbitration or administrative procedure to make a ruling against Party B and / or existing shareholders, and such ruling will (a) have a material adverse impact on its performance of its obligations under the transaction documents; or (b) have a material adverse effect on the investment;

2.1.9	As of the date of payment, there has been no material adverse change in Party B’s business and financial conditions;

2.1.10	Other prerequisites that need to be satisfied according to the results of Party A’s due diligence.

Article 3 Qualified listing

3.1	Party B shall complete the qualified listing on the main board of the Stock Exchange of Hong Kong Limited (hereinafter referred to as the “Stock Exchange”) within 18 months from the date of completion of this investment (Party B may extend it for 12 months with the consent of Party A).

Qualified listing shall at least meet the following conditions:

(1) At the time of listing, the issue price per share shall not be less than (including) 1.15 times of the cost price per share of the listed subject held by Party A in the future (calculated according to the price at which Party A subscribes for Party B’s shares) (except that Party B issues shares less than 1.15 times with the consent of Party A);

(2) The shares of Party B held by Party A can be circulated after listing. If the relevant laws, administrative regulations, rules of the CSRC or the Listing Rules of the Stock Exchange stipulate the lock-up period or restricted period, it shall strive that the lock-up period is not applicable to Party A or the shortest lock-up period shall be applied.

Article 4 Repurchase clause

If the qualified listing is not completed within 18 months from the date of completion of this transaction (Party B may extend it for 12 months with the consent of Party A), Party A has the right to require Party B to use the price of the original investment amount plus the annual interest at an annual rate of 7.5 % of the original investment amount (calculated from the date of payment by Party A) (the “repurchase price”) to repurchase all the shares of Party B held by Party A. Party B and its company assets shall be jointly and severally liable for the aforementioned repurchase obligations.

Article 5 Prohibition clause

Except for the transfer of equity incentives from existing shareholders to the management of Party B, without the prior written consent of Party A, part or all of the shares/shares held by existing shareholders shall not be transferred to any third party in any way, nor shall any third-party rights be set on them.

Article 6 Anti-dilution right

If Party B issues any shares, convertible bonds or securities (“future capital increase”) at a price lower than the price of this transaction after this round of financing, the price of this transaction will be adjusted to the price of future capital increase accordingly. This adjustment shall be carried out in accordance with the principle of “generalized weighted average”.

Article 7 Pre-emption right

Each time Party B issues new shares, Party A has the right to give priority to the subscription of part or all of the new shares issued according to the proportion of capital contribution.

Party A’s preemptive right is not applicable to the following circumstances:

(1) Shares issued by Party B to Party A to implement the “anti-dilution clause”;

(2) Party B’s listing and issuance of new shares (qualified listing);

(3) Other circumstances agreed by Party A and other shareholders.

Article 8 Right of first refusal

Subject to the restriction on share conversion, when any existing shareholder transfers the equity/share held by it, Party A has the right of first refusal to the transfer of such equity.

Article 9 Co-sale right

When any shareholder of Party B transfers its equity / share, Party A can transfer its equity / share of Party B to the transferee together with the proposed transferor at the same price and conditions. The amount of equity that Party A can exercise the co-sale right shall be determined according to the relative proportion of Party B’s equity held by the proposed transferor and all shareholders who intend to exercise the co-sale right.

Article 10 Right of sale

If Party B fails to complete the qualified listing within 18 months from the date of completion of this transaction (Party B can extend it for 12 months after obtaining the consent of Party A), if a third party makes an equity acquisition offer to Party B’s shareholders, Party A has the right to sell its shares.

Article 11 Corporate governance

11.1	Party A has the right to appoint one director to the board of directors of Party B.

11.2	The following matters of Party B must be agreed by the director appointed by Party A:

(1)	The liquidation, dissolution or termination of the company, or events such as company mergers and acquisitions that are regarded as liquidation of the company;

(2)	Amendments to the articles of association or memorandum of association of the company;

(3)	Modification of the rights of the current round of shareholders, or issuance or creation of any securities that have priority over the current round of shareholders in any right;

(4)	The increase or repurchase of any shares, or the modification of the authorized share capital;

(5)	The payment of any dividends;

(6)	To increase or decrease the number of board of directors;

(7)	Approval of employee option plans (including total number of grants, exercise prices, exercise periods);

(8)	Significant changes in the company’s business direction or development of new business direction;

(9)	Disposal of important assets of the company, including but not limited to real estate, land use right, intellectual property, etc.;

(10)	Related parties transactions (directors involved in related parties transactions do not participate in voting);

(11)	Settlement plan involving litigation, arbitration or dispute (more than RMB 5 million).

(12)	Other important matters related to corporate governance

Article 12 Power of supervision

Party A has the right to know and supervise the operation and management of Party B as a shareholder. Party A has the right to obtain Party B’s financial, management, operation, market or other information and materials. Party A has the right to put forward suggestions to Party B’s management and listen to the management’s notification on relevant matters.

Article 13 Liquidation priority

In the event of dissolution, liquidation, and liquidation of Party B (“liquidation events”, including the liquidation events deemed to be described below), Party A shall have priority over other shareholders in recovering the investment costs (“liquidation priority”).

The following events (whether a single transaction or a series of related transactions) shall also be considered as “liquidation events”: (a) any merger, tender offer, reorganization or other business combination which results in the no controlling interest in the company or a surviving entity of the company; (b) all or substantially all of the company’s assets are sold (including but not limited to the exclusive licensing of all or substantially all of the company’s intellectual property rights to third parties).

Article 14 Priority of dividend

Party A has the right to be distributed the preferred dividends available for distribution by Party B in preference to other shareholders.

Article 15 Right to information

Party A has the following information rights to Party B:

(1) Obtain the quarterly consolidated financial statements of the previous quarter and the analysis of Party B’s operation within one month after the end of each quarter.

(2) Obtain Party B’s semi-annual consolidated financial statements for the first half of the year, the implementation of Party B’s budget for the first half of the year, and the implementation plan for the second half of the year (including adjustments to the original plan) within two months after the end of each half-year.

(3) Obtain Party B’s audited annual financial statements within three months after the end of a fiscal year.

(4) Obtain Party B’s plan and budget for the new fiscal year within one month before the beginning of each fiscal year.

(5) If Party A finds major financial problems, it can hire an independent auditor to audit Party B no more than once a year. Party B shall provide necessary preparation and cooperation for such audit, and the expenses of employing such auditor shall be borne by Party A.

Article 16 Avoid horizontal competition

Party B’s shareholders, actual controllers, executives and core employees promise that they will not engage in any activities that constitute horizontal competition with Party B and its subsidiaries during the legal competition period, and will not obtain any form of rights and interests from any entity that constitutes horizontal competition with Party B and its subsidiaries.

Article 17 Confidentiality

Each party acknowledges that any form of information obtained by one party from other is confidential information. The information is not classified as confidential information if it has been known by the recipient from other legal channels at the time of submission, or the information has been known to the public for reasons other than the recipient and has become public information.

Unless otherwise required by applicable laws, neither party shall disclose any confidential information related to this Agreement and the transactions under it to any third party in any form (including any information obtained by the party involved in the negotiation and signing of this Agreement and the relevant main terms), or any confidential information obtained based on its status as a shareholder after the closing date. Each party shall and cause its employees, agents or intermediaries to comply with the obligation of confidentiality, and shall not use the confidential information for any purpose unrelated to the performance of this Agreement.

The parties agree that with regard to the government approval matters and information disclosure matters related to this Agreement, the disclosure of confidential information to the relevant approval authorities by the parties for such purposes shall not be regarded as a breach of confidentiality obligations; When submitting the materials for approval, it shall be carried out in accordance with the purpose of this Agreement and relevant stipulations.

Article 18 expenses

For the relevant legal fees and other expenses to be paid by Party A for this investment, both parties agree that if Party B completes the qualified listing on the main board of the Stock Exchange within 18 months from the date of signing the formal investment transaction document (Party B can extend it for 12 months with the consent of Party A), Party B shall bear RMB 200,000, and the rest shall be borne by Party A. If Party B fails to complete the qualified listing within the above agreed time, Party B shall bear RMB 300,000.

Article 19 Competent court and Arbitration

The establishment, effectiveness and interpretation of this Agreement shall be governed by the laws and regulations of the People’s Republic of China. All disputes arising between the parties in connection with this Agreement, if not resolved by consensus, shall be submitted to the People’s Court where Party A is located for settlement by litigation.

Article 20 Liability for breach of contract

If either party (“breaching party”) fails to perform its responsibilities and obligations in accordance with the provisions of this Agreement and fails to rectify its default within 15 days from the date of written notice from the other party (“observant party”), resulting in any loss to the observant party, the breaching party shall compensate the observant party for all losses incurred thereby.

Article 21 Effect of special rights

The rights of Party A in accordance with Articles 3 to 15 of this Agreement shall continue to be valid from the completion of Party A’s investment to the date of submission of a qualified listing application to the Stock Exchange by Party B; suspension takes effect from the day before B submits a qualified listing application to the Stock Exchange, but automatically resumes when Party B’s qualified listing application is withdrawn, invalidated, or rejected (and will also be binding during the effective period of suspension).

Article 22 Alteration and supplement of the agreement

The parties further agree that after the establishment and / or entry into force of this Agreement, in order to facilitate the smooth implementation of this investment, on the premise of complying with relevant PRC laws, the parties will negotiate and make supplementary agreements on matters not covered in this Agreement. This supplementary agreement will form an integral part of this Agreement.

Article 23 Force majeure

“Force majeure event” shall mean an event that cannot be foreseen, avoid or overcome by each party when signing this Agreement, resulting in the partial or complete inability of either party to perform any provision of this Agreement, including but not limited to the acts and omissions of the government and the army, natural phenomena such as earthquake, fire, flood, riot or war.

The party proposing to be affected by the force majeure event shall notify the other party of the occurrence of the force majeure event in writing as soon as possible. The party who proposes that the performance of this Agreement is objectively impossible due to force majeure shall be responsible for making all reasonable efforts to eliminate or mitigate the impact of such force majeure.

If either party fails to perform its obligations under this Agreement in part or in whole due to the influence of the force majeure event agreed in this article, it will not constitute a breach of contract, and the performance of such obligations shall be suspended during the period when the force majeure event hinders its performance. After the termination or elimination of the force majeure event and its impact, each party shall immediately resume the performance of its obligations under this Agreement. If the force majeure event and its impact last for more than 30 days and cause either party to completely lose the ability to continue to perform this Agreement, either party has the right to decide to terminate this Agreement.

If a force majeure event occurs after a party delays performance of its obligations under this Agreement due to breach of this Agreement, the party shall not be exempted from liability by reason of the occurrence of the force majeure event.

Article 24 Entry into force

This Agreement shall come into force after being signed and sealed by all parties (if a natural person is a party to the agreement, this Agreement shall be signed by himself or his authorized representative; if a non-natural person is a party to the agreement, it shall be signed and sealed by its legal representative / Executive Director or authorized representative).

Article 25 Notice

Any notices or other communications required under this Agreement shall be written in Chinese and sent by hand, by express mail or by fax to the addresses set forth in this Article until a change of address is notified in writing. The date on which the notice is served shall be determined as follows;

1. A notice of personal delivery shall be deemed to have been delivered on the date of personal delivery;

2. Notices sent by express mail shall be deemed to have been delivered on the 3rd working day after the date of posting;

3. The notice sent by fax shall be deemed to have been delivered on the first working day after such notice is successfully sent.

The mailing address and fax number of each party are as follows:

To: Party A

Address: [Private Science and Technology Park, No. 2318, Yudong Avenue, Xinyu High Tech Development Zone, Jiangxi Province]

Postal Code: [338004]

Attention: [Daosheng Wang]

To: Party B

Address: [No. 756, Guangfu Road, Xinyu High Tech Industrial Development Zone, Jiangxi Province]

Postal Code: [338004]

Attention: [Weidong Gu]

Article 26 Others

1. If any provision of this Agreement is invalid or unable to be performed due to the provisions of PRC laws, or is deemed invalid by the court or any authority having jurisdiction over this Agreement, only such provision shall be deemed invalid, and the remaining provisions shall remain valid and binding on all parties.

2. Unless otherwise stated, the failure or delay of either party to this Agreement to perform any right under this Agreement shall not be deemed as its waiver of such right; Any single or partial exercise of rights shall not be deemed to hinder the exercise of other rights.

3. Unless otherwise specified in this Agreement, without the prior written consent of the other parties, either party can transfer or entrust this Agreement or any rights or obligations under this Agreement to a third party or other similar acts.

4. After the signing of this Agreement, if the parties sign supplementary agreements on this Agreement, such supplementary agreements are an effective part of this Agreement and have the same legal effect as this Agreement. In case of any inconsistency between the supplementary agreement and this Agreement, the supplementary agreement shall prevail. If there are multiple supplementary agreements, the later one shall prevail.

5. This Agreement is in four copies, with each subject holding one copy, and the rest is reserved for handling relevant approval and registration procedures. Each copy has the same legal effect.

(There is no text on this page, which is one of the signature pages of the investment agreement)

Xinyu Hi-tech Investment Co., Ltd

Signature of legal representative or authorized representative

Aster Group International Limited

Signature of authorized representative

Supplementary Agreement to Investment Agreement

This Supplemental Agreement was signed by the following parties on 30 September, 2019

Parties to the Agreement:

Party A:	Xinyu Hi-Tech Investment Co., Ltd. is a limited liability company established in accordance with Chinese law and in effect. Its registered address is private science and Technology Park, 2318 Yudong Avenue, Xinyu Hi-Tech development zone, Jiangxi Province; and

Party B:	Planet Image International (formerly known as Aster Group International Limited) is a Limited company incorporated and in force in the Cayman Islands at the registered address of Vistra (Cayman) Limited, P. O. Box 31119, Grand Pavilion, Hibiscus Way, 802 West Bay Road, Grand Cayman, KY1-1205 Cayman Islands.

The above parties are collectively referred to as “Parties”, and any of them is respectively referred to as “Party”.

Whereas:

(A) Party A and Party B have entered into an Investment Agreement (“Investment Agreement”) dated as of September 10, 2019, pursuant to which Party A agreed to invest RMB 100,000,000 in Party B conditionally in order to acquire 20% of Party B’s equity upon completion of the investment.

(B) As of the date of this Supplementary Agreement, the statutory share capital of Party B is HK $380,000, divided into 38,000,000 ordinary shares of HK $0.01 par value each (the “Shares”), 421,053 ordinary shares outstanding. For details of equity structure of Party B’ as of the date of this Supplementary Agreement, please refer to Annex I.

(C) Party B is the holding company of the Group to be listed (as defined below).

(D) Party B intends to apply for listing of the Shares on the main board of the Stock Exchange of Hong Kong Limited (as defined below) and has appointed Dongxing Securities (Hong Kong) limited as the sponsor for the listing.

(E) The Parties agree to supplement the outstanding terms of the Investment Agreement by this Supplemental Agreement and agree to replace the Original Supplementary Agreement to the Investment Agreement by this Supplemental Agreement.

Accordingly, the Parties agree to the following terms and conditions of this Supplemental Agreement:

1. Definition

In this Supplementary Agreement, the words and phrases shall have the meaning given in the Investment Agreement unless the context otherwise indicates or requires, or is otherwise defined under this section:

2. Amendment and supplement of the Investment Agreement

2.1 The second paragraph of the “WHEREAS” part of the Investment Agreement shall be deleted and replaced with the following:

“2. Party B is a group company that owns Jiangxi Yibo Electronic Technology Co., Ltd., Aster Graphics Company Limited and other business entities, and is the proposed listing entity established in the Cayman Islands for the purpose of listing in Hong Kong.”

2.2 Add a new paragraph “Definition” before Article 1 of the Investment Agreement, which reads as follows:

“In this Supplementary Agreement, except the context otherwise indicates or requires or is otherwise defined herein, words and phrases shall have the meanings ascribed to them in the Investment Agreement:

Phrases	Definition
“Working Day”	Apart from Saturdays, Sundays and public holidays in China, the normal Banking Day in China is the day on which banks are open for business and provide normal banking services

“Qualified Listing”	The definition given in Article 3.1 of the Investment Agreement and Article 2.8 of this Supplementary Agreement

“Investment price”	The total price to be paid by Party A (or its designated affiliates) to Party B for subscribing the shares

“Delivery”	Completion of share subscription under Clause 2A
“Delivery Date.”	As defined in Clause 2A. 2 of this Supplementary Agreement

“Encumbrances”	(i) any mortgage, fixed charge, floating charge, pledge, encumbrance, lien, advance, option, limitation, transfer of property under security liability, claim, equity, preemption and/or any other encumbrance or interest or interest of a third party; (ii) any lease, sublease, lease under a tenancy agreement, easement or deed of mutual covenant giving rights of use or occupancy to another person; (iii) any power of attorney, power of attorney, voting power of attorney, interest, share option, preemptive right, negotiation or veto or restriction of transfer to the benefit of any person; and (iv) claims against Land tenure and ownership;

“Group to be listed”	Party B and its subsidiaries

“Hong Kong”	Hong Kong Special Administrative Region of the People’s Republic of China

“China”	The People’s Republic of China shall not include Hong Kong, the Macao Special Administrative Region of China and Taiwan when mentioned in this Supplementary Agreement

“Corresponding Shares”	The shares to be issued and distributed by Party B to Party A in proportion to the capitalization of the issue.

“RMB”	Legal currency in China

“Subscription price.”	The subscription price of each subscription shall be RMB950

“Share subscription”	105,263 new shares of common stock of Party B

2.3 Article 1.1 of the Investment Agreement shall be deleted and replaced by the following:

“1.1 The Parties agree that Party A’s investment in Party B shall be based on the valuation of the assessment report issued by an independent third-party appraiser. The Parties confirmed that the post-investment valuation was set at RMB 400,000,000. The investment amount of this investment is RMB 100,000,000 (hereinafter referred to as “the Investment Amount”). upon completion of this investment, Party A shall hold 20% of the equity of Party B.

2.4 Article 1.2 of the Investment Agreement shall be deleted and replaced by the following:

“1.2 The Parties agree that the purpose of the Investment Amount referred to in clause 1.1 shall be used for the purpose of the capital requirements of Party B in the course of its reorganization, i.e. the transfer consideration of the proposed acquisition of Jiangxi Yibo by the listed group at RMB 100,000,000,000, or as daily working capital. Party B agrees that prior to this listing, Party B shall not use the Investment Amount for external guarantee and payment of debts.

2.5 Add the following after Article 1.2 of the Investment Agreement:

“1.3 Party A agrees to subscribe for Party B’s subscribed shares in accordance with the terms of this agreement (as supplemented or amended in writing by both parties from time to time) , and Party B agrees to issue subscription shares (without any equity burden) to Party A or its designated affiliates in accordance with the terms of this agreement (as supplemented or amended in writing by both parties from time to time) and to register Party A or its affiliates’ name as a subscribed shareholder in the register of shareholders.”

2.6 The title of Article II of the Investment Agreement has been changed from “Investment payment and settlement arrangements” to “Preconditions”.

2.7 Add a new Article II A after Article II of the Investment Agreement which reads as follows:

“Section 2A Investment payment and settlement arrangements

2A.1 The total consideration for the shares shall be RMB100,000,000.

2A.2 Delivery will take place on 30 September 2019 (the “Delivery Date”) at a mutually agreed location after the preconditions set out in Article 2 of this Agreement have been met or has been exempted by Party A (if applicable).

2A 2.1 Upon delivery, Party B shall deliver to Party A the following documents:

(A) A shareholders’ agreement duly signed by Party B and the existing shareholders;

(B) A copy of the board resolution of Party B approving the capital increase, entering into the Investment Agreement and the Supplementary Agreement and Shareholder Agreement;

(C) A copy of the resolution of the shareholders’ meeting and the resolution of the board of directors approved by Party B to issue subscription shares to Party A (or its designated affiliates) for the record by the Registration Authority of the Cayman Company

(D) Party B’s updated share register showing that Party A (or its designated affiliates) has been registered as a share subscriber;

(E) Party B issues a share certificate specifying the number of shares subscribed and listing Party A (or its designated affiliates) as a shareholder.

2A.2.2 Upon delivery, Party A shall (or shall cause the relevant designated affiliates) deliver to Party B the following documents:

(A) Share application signed by Party A, apply to Party B for subscription of shares; and

(B) Documents certifying that Party A has properly paid the investment price.

2A.3 Party A agrees that the investment price, once paid, shall constitute a non-refundable investment by Party A to Party B.

2.8 The first sentence of article 3.1 of the Investment Agreement is amended as follows:

Delete the original sentence:

“Party B shall complete the qualified listing on the main board of the Stock Exchange of Hong Kong Limited (hereinafter referred to as the “Stock Exchange”) within 18 months from the date of completion of this investment (Party B may extend it for 12 months with the consent of Party A). Qualified listing shall at least meet the following conditions:”

Add in the original position:

“Party B shall complete the qualified listing on the main board of the Stock Exchange of Hong Kong Limited (hereinafter referred to as the “Stock Exchange”) within 18 months from the delivery date (Party B may extend it for 12 months with the consent of Party A). Qualified listing shall at least meet the following conditions:”

2.9 Articles 5, 7, 9, 10, 11.2, 13 and 16 of the Investment Agreement shall be deleted.

2.10 Add a new paragraph (6) after paragraph (5) of Article 15 of the Investment Agreement:

“(6) Party A shall have the right to know and supervise Party B’s operation and management as a shareholder. Party A has the right to obtain Party B’s financial, management, business, market or other information. Party A has the right to make recommendations to Party B’s management and to receive briefings from management on relevant matters.”

2.11 Article 16 of the Investment Agreement shall be deleted and replaced by the following:

“Party B agrees to ensure that its shareholders, actual controllers, directors and senior executives and core employees shall not engage in any activities that may constitute competition with the proposed listed group and shall not obtain any form of interest from any entity that may constitute competition with the proposed listed group during the statutory term of competition.”

2.12 Article 17 of the Investment Agreement shall be deleted and replaced by the following:

“Article 17 Confidentiality

17.1 Each Party acknowledges that any form of information obtained by one party from other is confidential information. The information is not classified as confidential information if it has been known by the recipient from other legal channels at the time of submission, or the information has been known to the public for reasons other than the recipient and has become public information.

17.2 Unless otherwise required by applicable laws, neither party shall disclose any confidential information related to this Agreement and the transactions under it to any third party in any form (including any information obtained by the party involved in the negotiation and signing of this Agreement and the relevant main terms), or any confidential information obtained based on its status as a shareholder after the closing date. Each party shall and cause its employees, agents or intermediaries to comply with the obligation of confidentiality, and shall not use the confidential information for any purpose unrelated to the performance of this Agreement.

17.3 The Parties agree that with regard to the government approval matters and information disclosure matters related to this Agreement, the disclosure of confidential information to the relevant approval authorities by the parties for such purposes shall not be regarded as a breach of confidentiality obligations; When submitting the materials for approval, it shall be carried out in accordance with the purpose of this Agreement and relevant stipulations.

17.4 The Parties agree that, the disclosure made by Party B to relevant intermediaries, professional consultants (including but not limited to listing sponsors, legal advisers, auditors, tax consultants, industry consultants, financial advisers, etc.), the Stock Exchange of Hong Kong Limited or the Securities and Futures Commission of Hong Kong during the listing process and the related disclosure made in the listing documents shall not be subject to this article 17. And the parties confirm and irrevocably agree that this agreement and all other agreements relating to this investment shall constitute a material contract of Party B, which shall commence on the date of Party B’s Prospectus for the listing, available for public inspection at the Hong Kong Companies Registry in accordance with the laws of Hong Kong.”

2.13 Article 18 of the Investment Agreement shall be deleted and replaced by the following statement:

“Article 18 Expenses

For the relevant legal fees and other expenses to be paid by Party A for this investment, both parties agree that if Party B completes the qualified listing on the main board of the Stock Exchange within 18 months from the date of signing the formal investment transaction document (Party B can extend it for 12 months with the consent of Party A), Party B shall bear RMB 200,000, and shall settle the expenses before listing, and the rest shall be borne by Party A. If Party B fails to complete the qualified listing within the above agreed time, Party B shall bear RMB 300,000. Party B shall settle the charges within one month after the end of 18 months from the date of signing the transaction documents (or 12 months which may be extended with Party A’s consent).”

2.14 Article 21 of the Investment Agreement shall be deleted and replaced with the following:

“Article 21 Effect of special rights

The rights of Party A in accordance with Articles 3, 4, 6, 8, 11, 12 and 15 of this Agreement shall continue to be valid from the delivery date to the date of submission of a qualified listing application to the Stock Exchange by Party B; The aforesaid special rights clause, of which Article 6 shall become invalid upon Party B’s submission of a qualified application for listing to the Stock Exchange, the remaining terms and conditions shall be null and void when Party B is formally listed to the Stock Exchange. but automatically resumes when Party B’s qualified listing application is withdrawn, invalidated, or rejected , and Party B has no plan to re-apply for listing or/or submit a listing review, and will also be binding during the effective period of suspension. If the listing application is ultimately rejected, this agreement shall be automatically reinstated from the date of rejection of the listing application and shall be deemed to remain in force from the date of rejection of the listing application until the date of rejection.”

2.15 Add a new article 24A after Article 24 of the Investment Agreement, which reads as follows:

“Article 24A Further undertaking

Each party further undertakes that, at the time of delivery and thereafter, each party shall take, execute and sign all other actions, deeds, documents and matters within its power which are reasonably necessary for the entry into force of this agreement.”

3. Validity of the Investment Agreement

The Parties agree that all other provisions of the Investment Agreement shall remain in force except as amended in accordance with this Supplementary Agreement.

4. Application

The Parties agree that articles 19, 20, 23, 25 and 26 of the Investment Agreement shall apply to this Supplementary Agreement.

5. Entry into force

This Supplementary Agreement shall be established and come into force upon the signature of the parties (natural person as a party to the agreement, signed by himself or his authorized representative; non-natural person as a party to the agreement, signed and sealed by his legal representative/executive director or authorized representative).

Annex 1

Company name: Planet Image International (formerly known as Aster Group International Limited)

Registration number: OI-354021

Date of establishment: August 5,2019

Location of establishment: Cayman Islands

Registration Office: the offices of Vistra (Cayman) Limited, P.O. Box 31119 Grand Pavilion, Hibiscus Way,802 West Bay Road, Grand Cayman, KY1-1205 Cayman Islands

List of directors：Weidong Gu

Legal share capital: HK $380,000 divided into 38,000,000 ordinary shares with par value of HK $0.01

Issued share capital: HK $4,210.53 divided into 421,053 ordinary shares with nominal value of HK $0.01

Ownership structure:	Name of shareholders	Number of shares	Equity Ratio
	Aster Excellent Limited	352,631	83.75%
	Eagle Heart Limited	63,159	15.00%
	Cool Hero Limited	5,263	1.25%
Total	421,053	100%

WHEREFORE, this Supplemental Agreement is executed and delivered by the Parties on the date set forth on the first page.

Party A

By

On behalf of Xinyu Hi-Tech Investment Limited

Signed

Witnessed by the following witnesses:

Witness:

Party B

By Gu Weidong

On behalf of Planet Image International Limited

Signed

Witnessed by the following witnesses:

Witness:

Supplementary Agreement to Investment Agreement

This Supplemental Agreement was signed by the following parties on 28 February, 2020

Parties to the Agreement:

Party A	: Xinyu Hi-Tech Investment Co., Ltd. is a limited liability company established in accordance with Chinese law and in effect. Its registered address is private science and Technology Park, 2318 Yudong Avenue, Xinyu Hi-Tech development zone, Jiangxi Province，and

Party B	: Planet Image International (formerly known as Aster Group International Limited) is a Limited company incorporated and in force in the Cayman Islands at the registered address of Vistra (Cayman) Limited, P. O. Box 31119, Grand Pavilion, Hibiscus Way, 802 West Bay Road, Grand Cayman, KY1-1205 Cayman Islands.

The above parties are collectively referred to as “Parties”, and any of them is respectively referred to as “Party”.

Whereas:

(A) Party A and Party B have entered into an Investment Agreement (“Investment Agreement”) dated as of September 10, 2019, pursuant to which Party A agreed to invest RMB 100,000,000 in Party B conditionally in order to acquire 20% of Party B’s equity upon completion of the investment.

(B) On September 30, 2019, Party A and Party B have entered into a Supplementary Agreement to the Investment Agreement (the “Original Supplementary Agreement to the Investment Agreement”) to amend the Investment Agreement.

(C) As of the date of this Supplementary Agreement, the statutory share capital of Party B is HK $380,000, divided into 38,000,000 ordinary shares of HK $0.01 par value each (the “Shares”), 421,053 ordinary shares outstanding. For details of equity structure of Party B’ as of the date of this Supplementary Agreement, please refer to Annex I.

(D) Party B is the holding company of the Group to be listed (as defined below).

(E) Party B intends to apply for listing of the Shares on the main board of the Stock Exchange of Hong Kong Limited (as defined below) and has appointed Dongxing Securities (Hong Kong) limited as the sponsor for the listing.

(F) The Parties agree to supplement the outstanding terms of the Investment Agreement by this Supplemental Agreement and agree to replace the Original Supplementary Agreement to the Investment Agreement by this Supplemental Agreement.

Accordingly, the Parties agree to the following terms and conditions of this Supplemental Agreement:

1. Definition

In this Supplementary Agreement, the words and phrases shall have the meaning given in the Investment Agreement unless the context otherwise indicates or requires, or is otherwise defined under this section:

2. Amendment and supplement of the Investment Agreement

2.1 The second paragraph of the “WHEREAS” part of the Investment Agreement shall be deleted and replaced with the following:

“2. Party B is a group company that owns Jiangxi Yibo Electronic Technology Co., Ltd., Aster Graphics Company Limited and other business entities, and is the proposed listing entity established in the Cayman Islands for the purpose of listing in Hong Kong.”

2.2 Add a new paragraph “Definition” before Article 1 of the Investment Agreement, which reads as follows:

In this Supplementary Agreement, except the context otherwise indicates or requires or is otherwise defined herein, words and phrases shall have the meanings ascribed to them in the Investment Agreement:

Phrases	Definition

“Working Day”	Apart from Saturdays, Sundays and public holidays in China, the normal Banking Day in China is the day on which banks are open for business and provide normal banking services

“Qualified Listing”	The definition given in Article 3.1 of the Investment Agreement and Article 2.8 of this Supplementary Agreement

“Investment price”	The total price to be paid by Party A (or its designated affiliates) to Party B for subscribing the shares

“Delivery”	Completion of share subscription under Clause 2A

“Delivery Date.”	As defined in Clause 2A. 2 of this Supplementary Agreement

“Encumbrances”	(i) any mortgage, fixed charge, floating charge, pledge, encumbrance, lien, advance, option, limitation, transfer of property under security liability, claim, equity, preemption and/or any other encumbrance or interest or interest of a third party; (ii) any lease, sublease, lease under a tenancy agreement, easement or deed of mutual covenant giving rights of use or occupancy to another person; (iii) any power of attorney, power of attorney, voting power of attorney, interest, share option, preemptive right, negotiation or veto or restriction of transfer to the benefit of any person; and (iv) claims against Land tenure and ownership;

“Group to be listed”	Party B and its subsidiaries

“Hong Kong”	Hong Kong Special Administrative Region of the People’s Republic of China

“China”	The People’s Republic of China shall not include Hong Kong, the Macao Special Administrative Region of China and Taiwan when mentioned in this Supplementary Agreement

“Corresponding Shares”	The shares to be issued and distributed by Party B to Party A in proportion to the capitalization of the issue.

“RMB”	Legal currency in China

“Subscription price.”	The subscription price of each subscription shall be RMB950

“Share subscription”	105,263 new shares of common stock of Party B

2.3 Article 1.1 of the Investment Agreement shall be deleted and replaced by the following:

“1.1 The Parties agree that Party A’s investment in Party B shall be based on the valuation of the assessment report issued by an independent third party appraiser. The Parties confirmed that the post-investment valuation was set at RMB 500,000,000. The investment amount of this investment is RMB 100,000,000 (hereinafter referred to as “the Investment Amount”). upon completion of this investment, Party A shall hold 20% of the equity of Party B.”

2.4 Article 1.2 of the Investment Agreement shall be deleted and replaced by the following:

“1.2 The Parties agree that the purpose of the Investment Amount referred to in clause 1.1 shall be used for the purpose of the capital requirements of Party B in the course of its reorganization, i.e. the transfer consideration of the proposed acquisition of Jiangxi Yibo by the listed group at RMB 100,000,000,000, or as daily working capital. Party B agrees that prior to this listing, Party B shall not use the Investment Amount for external guarantee and payment of debts.”

2.5 Add the following after Article 1.2 of the Investment Agreement:

“1.3 Party A agrees to subscribe for Party B’s subscribed shares in accordance with the terms of this agreement (as supplemented or amended in writing by both parties from time to time) , and Party B agrees to issue subscription shares (without any equity burden) to Party A or its designated affiliates in accordance with the terms of this agreement (as supplemented or amended in writing by both parties from time to time) and to register Party A’s name as a subscribed shareholder in the register of shareholders.”

2.6 The title of Article II of the Investment Agreement has been changed from “Investment payment and settlement arrangements ” to “Preconditions”.

2.7 Add a new Article II A after Article II of the Investment Agreement which reads as follows:

“Section 2A Investment payment and settlement arrangements

2A.1 The total consideration for the shares shall be RMB100,000,000.

2A.2 Delivery will take place on 30 September 2019 (the “Delivery day”) at a mutually agreed location after the preconditions set out in Article 2 of this Agreement have been met or has been exempted by Party A (if applicable).

2A 2.1 Upon delivery, Party B shall deliver to Party A the following documents:

(A) A shareholders’ agreement duly signed by Party B and the existing shareholders;

(B) A copy of the board resolution of Party B approving the capital increase, entering into the Investment Agreement and the Supplementary Agreement and Shareholder Agreement;

(C) A copy of the resolution of the shareholders’ meeting and the resolution of the board of directors approved by Party B to issue subscription shares to Party A (or its designated subsidiary company) for the record by the Registration Authority of the Cayman Company

(D) Party B’s updated share register showing that Party A (or its designated subsidiary) has been registered as a share subscriber;

(E) Party B issues a share certificate specifying the number of shares subscribed and listing Party A (or its designated subsidiary) as a shareholder.

2A.2.2 Upon delivery, Party A shall (or shall cause the relevant designated subsidiary company) deliver to Party B the following documents:

(A) Share application signed by Party A, apply to Party B for subscription of shares; and

(B) Documents certifying that Party A has properly paid the investment price.

2A.3 Party A agrees that the investment price, once paid, shall constitute a non-refundable investment by Party A to Party B.

2.8 The first sentence of article 3.1 of the Investment Agreement is amended as followsDelete the original sentence:

“Party B shall complete the qualified listing on the main board of the Stock Exchange of Hong Kong Limited (hereinafter referred to as the “Stock Exchange”) within 18 months from the date of completion of this investment (Party B may extend it for 12 months with the consent of Party A).”

Add in the original position:

“Party B shall complete the qualified listing on the main board of the Stock Exchange of Hong Kong Limited (hereinafter referred to as the “Stock Exchange”) within 18 months from the delivery date (Party B may extend it for 12 months with the consent of Party A).”

2.9 Articles 5,7,9,10,11.2 and 13 of the Investment Agreement shall be deleted.

2.10 Article 16 of the Investment Agreement shall be deleted and replaced by the following:

“Party B agrees to ensure that its shareholders, actual controllers, directors and senior executives shall not engage in any activity that may constitute competition with the proposed listed group and shall not obtain any form of interest from any entity that may constitute competition with the proposed listed group during the statutory term of competition.”

2.11 Article 17 of the Investment Agreement shall be deleted and replaced by the following:

“Article 17 Confidentiality

17.1 Each Party acknowledges that any form of information obtained by one party from other is confidential information. The information is not classified as confidential information if it has been known by the recipient from other legal channels at the time of submission, or the information has been known to the public for reasons other than the recipient and has become public information.

17.2 Unless otherwise required by applicable laws, neither party shall disclose any confidential information related to this Agreement and the transactions under it to any third party in any form (including any information obtained by the party involved in the negotiation and signing of this Agreement and the relevant main terms), or any confidential information obtained based on its status as a shareholder after the closing date. Each party shall and cause its employees, agents or intermediaries to comply with the obligation of confidentiality, and shall not use the confidential information for any purpose unrelated to the performance of this Agreement.

17.3 The Parties agree that with regard to the government approval matters and information disclosure matters related to this Agreement, the disclosure of confidential information to the relevant approval authorities by the parties for such purposes shall not be regarded as a breach of confidentiality obligations; When submitting the materials for approval, it shall be carried out in accordance with the purpose of this Agreement and relevant stipulations.

17.4 The Parties agree that, the disclosure made by Party B to relevant intermediaries, professional consultants (including but not limited to listing sponsors, legal advisers, auditors, tax consultants, industry consultants, financial advisers, etc.), the Stock Exchange of Hong Kong Limited or the Securities and Futures Commission of Hong Kong during the listing process and the related disclosure made in the listing documents shall not be subject to this article 17. And the parties confirm and irrevocably agree that this agreement and all other agreements relating to this investment shall constitute a material contract of Party B, which shall commence on the date of Party B’s Prospectus for the listing, available for public inspection at the Hong Kong Companies Registry in accordance with the laws of Hong Kong.”

2.12 Article 18 of the Investment Agreement shall be deleted and replaced by the following statement:

“Article 18 Expenses

For the relevant legal fees and other expenses to be paid by Party A for this investment, both parties agree that if Party B completes the qualified listing on the main board of the Stock Exchange within 18 months from the date of signing the formal investment transaction document (Party B can extend it for 12 months with the consent of Party A), Party B shall bear RMB 200,000, and shall settle the expenses before listing, and the rest shall be borne by Party A. If Party B fails to complete the qualified listing within the above agreed time, Party B shall bear RMB 300,000. Party B shall settle the charges within one month after the end of 18 months from the date of signing the transaction documents (or 12 months which may be extended with Party A’s consent).”

2.13 Article 21 of the Investment Agreement shall be deleted and replaced with the following:

Article 21 Effect of special rights

The rights of Party A in accordance with Articles 3, 4, 6, 8, 11, 12, 15 and 16 of this Agreement shall continue to be valid from the delivery date to the date of submission of a qualified listing application to the Stock Exchange by Party B; The aforesaid special rights clause, of which Article 6 shall become invalid upon Party B’s submission of a qualified application for listing to the Stock Exchange, the remaining terms and conditions shall be null and void when Party B is formally listed to the Stock Exchange, but automatically resumes when Party B’s qualified listing application is withdrawn, invalidated, or rejected , and Party B has no plan to re-apply for listing or/or submit a listing review, and will also be binding during the effective period of suspension.

2.14 Add a new article 24A after Article 24 of the Investment Agreement, which reads as follows:

“Article 24A Further undertaking

Each party further undertakes that, at the time of delivery and thereafter, each party shall take, execute and sign all other actions, deeds, documents and matters within its power which are reasonably necessary for the entry into force of this agreement.

3. Validity of the Investment Agreement and termination of the Supplementary Agreement to the original Investment Agreement

The Parties agree that all other provisions of the Investment Agreement shall remain in force except as amended in accordance with this Supplementary Agreement. This Supplementary Agreement shall replace the Original Supplementary Agreement to the Investment Agreement upon its entry into force, and the Original Supplementary Agreement to the Investment Agreement shall be automatically terminated.

4. Application

The Parties agree that articles 19、20、23、25 and 26 of the Investment Agreement shall apply to this Supplementary Agreement.

5. Entry into force

This Supplementary Agreement shall be established and come into force upon the signature of the parties (natural person as a party to the agreement, signed by himself or his authorized representative; non-natural person as a party to the agreement, signed and sealed by his legal representative/executive director or authorized representative).

Annex 1

Company name: Planet Image International (formerly known as Aster Group International Limited)

Registration number: OI-354021

Date of establishment: August 5,2019

Location of establishment: Cayman Islands

Registration Office: the offices of Vistra(Cayman)Limited, P.O. Box 31119 Grand Pavilion, Hibiscus Way,802 West Bay Road, Grand Cayman,KY1-1205 Cayman Islands

List of directors：Weidong Gu

Legal share capital: HK $380,000 divided into 38,000,000 ordinary shares with par value of HK $0.01

Issued share capital: HK $4,210.53 divided into 421,053 ordinary shares with nominal value of HK $0.01

Ownership structure:	Name of shareholders	Number of shares	Equity Ratio
	Aster Excellent Limited	352,631	83.75%
	Eagle Heart Limited	63,159	15.00%
	Cool Hero Limited	5,263	1.25%
Total	421,053	100%

WHEREFORE, this Supplemental Agreement is executed and delivered by the parties on the date set forth on the first page.

Party A

By

On behalf of Xinyu Hi-Tech Investment Limited

Signed

Witnessed by the following witnesses:

Witness:

Party B

By Gu Weidong

On behalf of Planet Image International Limited

Signed

Witnessed by the following witnesses:

Witness:

Supplementary Agreement (II)

Party A: Xinyu Hi-Tech Investment Co., Ltd.

Party B: Planet Image International Limited (formerly known as Aster Group International)

Whereas Party A and Party B entered into the Investment Agreement dated as of September 10, 2019 and two Supplemental Agreements (referred to as “Investment Transaction Agreements”), Article 3 of the Investment Agreement dated as of September 10,2019 that Party A and Party B entered into stipulates the Qualified Listing Place as “qualified listings on the main board of the Stock Exchange of Hong Kong Limited”. After friendly negotiation between Party A and Party B, the following supplementary agreement has been reached regarding the determination of the eligible listing place and the scope of listed exchange:

1.	In addition to the main board of the Hong Kong Stock Exchange, all market segments of the stock exchanges in the United States (New York Stock Exchange (NYSE), NASDAQ (Nasdaq)) are recognized by both parties as the listing place and scope of the listing exchange for qualified listing. Party B shall complete the qualified listing by listing on the aforementioned exchange and its market segments in accordance with the Securities Exchange laws and regulations of the applicable jurisdictions.

2.	This Supplementary Agreement is an important part of the Investment Transaction Agreements and has the same legal effect as the Investment Transaction Agreements. Where this Supplementary Agreement is not specified or explicit, the Investment Transaction Agreements shall prevail.

3.	Subject matter not covered in this Supplementary Agreement, both parties may sign a new Supplementary Agreement separately.

4.	This Supplementary Agreement shall come into force after being signed by all parties.

Party A (signature) :	Party B (signature) :

Supplementary Agreement (III)

This Supplemental Agreement (III) was signed by the following parties on October 8, 2021

Parties to the Agreement：

Party A:	Xinyu Hi-Tech Investment Co., Ltd. is a limited liability company established in accordance with Chinese law and in effect. Its registered address is private science and Technology Park, 2318 Yudong Avenue, Xinyu Hi-Tech development zone, Jiangxi Province，and

Party B:	Planet Image International (formerly known as Aster Group International Limited) is a Limited company incorporated and in force in the Cayman Islands at the registered address of Vistra (Cayman) Limited, P. O. Box 31119, Grand Pavilion, Hibiscus Way, 802 West Bay Road, Grand Cayman, KY1-1205 Cayman Islands.

The above parties are collectively referred to as “Parties”, and any of them is respectively referred to as “Party”.

Whereas:

(A) Party A and Party B have entered into an Investment Agreement (“Investment Agreement”) dated as of September 10,2019.

(B) Party A and Party B have entered into the Supplementary Agreement of the Investment Agreement (“The Supplementary Agreement”) dated as of February 28,2020, to further stipulate the outstanding terms of the Investment Agreement.

(C) Party A and Party B have entered into the second Supplementary Agreement (“The Supplementary Agreement (II)”) dated as of June 26 to further stipulate the outstanding terms of the Investment Agreement.

(D) Party B is the holding company of the Group to be listed (as defined below).

(E) Party B intends to apply for the listing of its shares on the Hong Kong Stock Exchange or the US Stock Exchange.

(F) The Parties agree to supplement the outstanding terms of the Investment Agreement, the Supplemental Agreement and the Supplemental Agreement (II) by Supplemental Agreement (III).

Accordingly, the Parties agree to the following terms and conditions of this Supplemental Agreement (III):

1. Definitions

In this Supplementary Agreement (III), the words and phrases shall have the meaning given in the Investment Agreement unless the context otherwise indicates or requires, or is otherwise defined under this section:

2. Amendments and additions to the terms of Investment Agreement

Article 14 of the Investment Agreement shall be deleted.

3. Validity of Investment Agreements

The Parties agree that the other provisions of the Investment Agreement shall remain in force except as amended in accordance with the Supplementary Agreement, the Supplementary Agreement (II) and this Supplementary Agreement (III).

4. Entry into force

This Supplementary Agreement (III) shall be established and come into force with the signatures of the Parties (if the natural person is a party to the agreement, it shall be signed by himself or his authorized representative; if the non-natural person is a party to the agreement, it shall be signed and sealed by his legal representative/executive director or authorized representative) .In view of the foregoing, this Supplementary Agreement (III) shall be signed and delivered by the Parties on the date indicated on the first page.

Party A

By

On behalf of Xinyu Hi-Tech Investment Limited

Signed

Witnessed by the following witnesses:

Witness:

Party B

By Gu Weidong

On behalf of Planet Image International Limited

Signed

Witnessed by the following witnesses:

Witness:

Supplementary Agreement (IV)

Party A: Xinyu Hi-tech Investment Co., Ltd.

Party B: Planet Image International Limited (formerly known as Aster Group International)

Whereas Article 3.1, Article 4, Article 10 and Article 18 of the Investment Agreement dated as of September 10, 2019, and Article 2.2, 2.8 and 2.12 of the Supplementary Agreement dated as of February 28, 2020, and Supplementary Agreement dated as of 30 December, 2020, and Supplementary Agreement (II) dated as of 26 June, 2021, and Supplementary Agreement (III) dated as of 8 October, 2021 between Party A and Party B, Party B should complete qualified listing on the main board of the Hong Kong Stock Exchange or the American Stock Exchange (New York Stock Exchange, NASDAQ) within 30 months from the closing date of investment completion (i.e. September 30, 2019), which is March 31, 2022. The following supplementary agreement has been reached through amicable negotiation between the parties:

1. Since Party B began to apply for listing on NASDAQ in August 2021, and the listing work has not been completed, now Party A agrees that the time limit for Planet Image International Limited to complete qualified listing on the main board of the Hong Kong Stock Exchange or NASDAQ under the above agreements shall be extended by 12 months. That is, the relevant terms are changed to “qualified listing should be completed by Party B on the main board of the Hong Kong Stock Exchange or the American Stock Exchange (New York Stock Exchange, NASDAQ) within 42 months from the closing date of investment completion (September 30, 2019), which is March 31, 2023”.

2. All materials and feedback from Planet Image International Limited and Nasdaq shall be delivered to Party A within 5 working days. In case of failure to complete the qualified listing on NASDAQ due to the obvious feedback from Nasdaq or the U.S. Securities and Exchange Commission that Party B does not meet the listing conditions, or the unsuccessful issuance of shares after being approved for listing, or the issue price does not meet the qualified listing conditions. The package of provisions on the listing period signed by Party A and Party B shall be deemed to have expired.

3. Where there is no agreement or clarification in this supplementary agreement, the investment agreement shall prevail. For matters not covered in this agreement, both parties can sign a supplementary agreement separately. (Please note: only the Chinese version is signed by both parties. This English translation is for the convenience of understanding.)

Party A (signature) :	Party B (signature) :

March 18, 2022

Supplementary Agreement (V)

Party A: Xinyu Hi-tech Investment Co., Ltd.

Party B: Planet Image International Limited (formerly known as Aster Group International)

Whereas Article 3.1, Article 4, Article 10 and Article 18 of the Investment Agreement dated as of September 10, 2019, and Article 2.2, 2.8 and 2.12 of the Supplementary Agreement dated as of February 28, 2020, and Supplementary Agreement dated as of December 30, 2020, and Supplementary Agreement (II) dated as of June 26, 2021, Supplementary Agreement (III) dated as of October 8, 2021, and Supplementary Agreement (IV) dated as of 18 March, 2022 between Party A and Party B, Party B should complete qualified listing on the main board of the Hong Kong Stock Exchange or the American Stock Exchange (New York Stock Exchange, NASDAQ) within 42 months from the closing date of investment completion (i.e. September 30, 2019), which is March 31, 2023. The following supplementary agreement has been reached through amicable negotiation between the parties:

1. Since Party B began to apply for listing on NASDAQ in June 2021, and is currently progressing smoothly, but the listing work has not been completed, now Party A agrees that the time limit for Planet Image International Limited to complete qualified listing on the main board of the Hong Kong Stock Exchange or NASDAQ under the above agreements shall be extended by 18 months. That is, the relevant terms are changed to “qualified listing should be completed by Party B on the main board of the Hong Kong Stock Exchange or the American Stock Exchange (New York Stock Exchange, NASDAQ) within 60 months from the closing date of investment completion (September 30, 2019), which is September 30, 2024.

2. All materials and feedback from Planet Image International Limited and Nasdaq shall be delivered to Party A within 5 working days. In case of failure to complete the qualified listing on NASDAQ due to the obvious feedback from Nasdaq or the U.S. Securities and Exchange Commission that Party B does not meet the listing conditions, or the unsuccessful issuance of shares after being approved for listing, or the issue price does not meet the qualified listing conditions. The package of provisions on the listing period signed by Party A and Party B shall be deemed to have expired.

3. Where there is no agreement or clarification in this supplementary agreement, the investment agreement shall prevail. For matters not covered in this agreement, both parties can sign a supplementary agreement separately. (Please note: only the Chinese version is signed by both parties. This English translation is for the convenience of understanding.)

Party A (signature) :	Xinyu Hi-tech Investment Co., Ltd.

Party B (signature) :	Planet Image International Limited

February 18, 2023